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                                                                    Exhibit 23.3

[TODRES & RUBIN LOGO]
CERTIFIED PUBLIC ACCOUNTANTS
AND CONSULTANTS

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated December 5, 1996, and to all references to our Firm included in this Form S-1 Registration Statement.

                                                            /s/ Todres & Rubin
                                                            ------------------
                                                                Todres & Rubin

Westbury, New York
August 5, 1998